EXHIBIT 10.1

Amendment No. 1
to
Purchase and Sale Agreement
This Amendment No. 1 (this “Amendment”) to the Purchase and Sale Agreement, dated as of August 2, 2018 (the “Agreement”), is entered into as of March 27, 2020 by and between BP Products North America Inc., a Maryland corporation (“BP” or “Buyer”), and Centennial Resource Production, LLC, a Delaware limited liability company (“Centennial” or “Producer”). BP and Centennial are each individually referred to as “Party” and jointly as “Parties.”
RECITALS
WHEREAS, the Parties entered into the Agreement on August 2, 2018;
WHEREAS, capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Agreement; and
WHEREAS, the Parties wish to amend the Agreement to (i) adjust the commencement date and term of Period 2 and (ii) replace Exhibit A1 to the Agreement with Exhibit A1 attached to this Amendment, which lists the wells for purposes of Period 1.
NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, the benefits to be derived by BP and Centennial, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
AGREEMENT

1.	The last sentence of the first paragraph of Section 1(b)(ii) of the Agreement is hereby deleted and replaced with the following:
“Period 2” will commence on January 1, 2021 and continue for four (4) years and five (5) months from such commencement date (i.e. ending on May 31, 2025).”

2.	Exhibit A1 to the Agreement is hereby deleted and replaced with Exhibit A1 attached to this Amendment.

3.
Except as expressly modified hereby, the Agreement and all documents, instruments, and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of either Party under the Agreement, nor constitute a waiver of any provision of the Agreement. The Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Agreement and any related documents, instruments, and agreements shall hereafter refer to the Agreement as modified hereby.

4.	The Parties acknowledge that this Amendment shall be governed by the terms of Sections 5, 6 and 9 of the Agreement, and such provisions shall be incorporated herein, mutatis mutandis.

5.
This Amendment may be executed in one or more counterparts (including by means of telecopied signature page or as a PDF or similar attachment to an electronic communication), all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the Parties hereto and delivered to the other Party.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 as of the date first written above.

BP Products North America Inc.		Centennial Resource Development, Inc.

By:	/s/ Dan Wise	By:	/s/ Sean R. Smith
	Name: Dan Wise		Name: Sean R. Smith
	Title: GCH BP IST GCRUDE		Title: Vice President and Chief Operating Officer

[Signature Page to Amendment No. 1 to Purchase and Sale Agreement]

Exhibit A1
(List of wells which will comprise the group making up Period 1 Volume)

Balmorhea State 1H
Asadero 3 State Com 502H
Asadero 3 State Com 503H
Chorizo 12 State Com 601H
Tour BUS 23 State #101H
Tour BUS 23 State #301H
Tour BUS 23 State #502H
Tour BUS 23 State #503H
Tour BUS 23 State #504H
Tour BUS 23 State #505H
Tour BUS 23 State #506H
Tour BUS 23 State #601H
Vitalizer State #1H
Vitalizer State #502H
Winnebago 30 State Com 501H (ip 3/6/20)
Winnebago 30 State Com 502H (ip 3/6/20)
Winnebago 30 State Com 503H (ip 3/6/20)
Winnebago 30 State Com 504H (ip 3/6/20)
Balmorhea State A 2H
Balmorhea State G 8H
Balmorhea State H 9H
Balmorhea State I 10H
Balmorhea State B 3H
Balmorhea State C 4H
Balmorhea State E 6H
Balmorhea State F 7H
Balmorhea State L T45H
Barracuda B U47H
Barracuda A U39H
Barracuda C U31H
Barracuda D T35H
Bentz 2H
Big Fundamental 4-52 #1H
Birdman A U03H
Blazing Saddles State A U49H
Blue Crest 2H(Share lact unit)
Blue Crest 4H (Share lact unit)
Blue Crest 3H
C.H. Knight 1H (Share lact unit)
C.H. Knight 2H (Share lact unit)
C.H. Knight 3H (Share lact unit)
C.H. Knight 6H
C.H. Knight U13H
C.H. Knight State A 7H
Casino Royale St 1H
Doc Gardner 1H
Doc Gardner 2H
Doc Gardner 3H
Doc Gardner A U23H
Doc Hudson T 04H
Doc Hudson U 03H
Doc Hudson U 08H

(1) Producer shall update Exhibit A1 as necessary from time to time to maintain the Period 1 Volume and provide a copy of the updated Exhibit A1 to BP. The wells listed on this Exhibit A1 are listed for the purposes of nominating, scheduling, and tracking volumes received by BP into the Oryx Pipeline during Period 1. The Parties acknowledge and agree that this Agreement does not involve a dedication of, or other burden affecting, the wells listed above.

A1-1

Doc Hudson U 20H
Doc Martens Unit U03H
Doc Martens Unit U09H
Doc Martens Unit U16H
Doc Watson T 01H
Doc Watson U 06H
Eady A 4-59-60 1H
Eady B 4-59-60 2H
Eady C 4-59-60 U16H
Eady D 4-59-60 U09H
Ebay Unit A 1H (est ip 3/25/20)
Ebay Unit B 2H (est ip 3/25/20)
Folk Rolwing A4-34-33 #1H
Full Nelson 2H (Hoefs Ranch 1H)
Gibson L 3RH (aka Roadrunner 3H)
Gibson L U13H
Gibson L U21H
Goldfinger 1H
Highlander U49H
Highlander A U04H (est ip 3/13/20)
Highlander B U12H (est ip 3/13/20)
Highlander C U19H (est ip 3/13/20)
Highlander D U27H
Highlander E U34H
Highlander F U42H
Hoefs Trust 1H
Iceman 4-24 23 #1H
Iron Eagle Unit A U49H
Iron Eagle Unit A U30H
Iron Eagle Unit B U21H
Iron Eagle Unit B U05H
Iron Eagle Unit B U13H
Iron Eagle Unit B C06H
Iron Eagle Unit B C16H
Jaguar 1H
Jaguar 2H
Jaguar 3H
Little Fundamental 4-52 #2H
Lucy Prewit U 35H
Lucy Prewit U 42H
Lucy Prewit U 49H
Matador 6-33 3H
Moonraker 1H
Nicholas E U04H
Nicholas F U13H
Nicholas G U21H
Ninja 4-50-49 1H
Ninja 4-50-49 2H
Ninja 4-50-49 3H
Ninja 4-50-49 4H
Ninja 4-50-49 5H
Parker 5-43 C9-12 1H
Parker A Unit 2H
Parker B 3H
Parker D U04H
Parker E U37H
Parker F U46H
Pistol C 18-24 1H
Pop 4-59-60 #1H
Pop D 4-59-60 U31H
Pop E 4-59 60 B32H
Pop B 4-59 60 2H
Pop C 4-59 60 3H

A1-2

Powder Keg A U5H
Powder Keg C U49H
Predator East U41H
Predator East U48H
Predator East U33H
Predator West U25H
Predator West U 04H
Predator West U 18H
Prewitt U31H
Prewitt U40H
Prewitt U49H
Prewitt T36H
Prewitt T45H
Red Crest 2H
Red Crest 3H
Red Crest 4H
Sieber Trust 1H (East CTB)
Sieber Trust 3H (West CTB)
Sieber Trust4H (East CTB)
Sieber Trust B13H
Sieber Trust U13H
Sieber Trust B05H (West CTB)
Sieber Trust B21H (East CTB)
Sieber Trust C09H (West CTB)
Sieber Trust C17H (East CTB)
Skyfall 1H
State Rifleman C18 BT30H
Stephens B U06H (est ip 4/14/20)
Stephens C T12H (est ip 4/14/20)
Sundown 1H
Sunny D State Unit U05H
Sunny D State Unit U14H
Sunny D State Unit U23H
Tin Star G U17H(east ip 3/18/20)
Tin Star H T10H (est ip 3/18/20)
Tin Star I U30H (est ip 3/18/20)
War Eagle A Unit U30H
War Eagle A Unit U38H
War Eagle B Unit U03H
War Eagle Unit B U12H
Wicked Ram L49H
Asadero 3 State Com 502H
Asadero 3 State Com 503H
Chorizo 12 State Com 601H
Tour BUS 23 State #101H
Tour BUS 23 State #301H
Tour BUS 23 State #502H
Tour BUS 23 State #503H
Tour BUS 23 State #504H
Tour BUS 23 State #505H
Tour BUS 23 State #506H
Tour BUS 23 State #601H
Vitalizer State #1H
Vitalizer State #502H
Winnebago 30 State Com 501H
Winnebago 30 State Com 502H )
Winnebago 30 State Com 503H
Winnebago 30 State Com 504H )

A1-3